SEI INSTITUTIONAL MANAGED TRUST

Large Cap Value Fund
(the "Fund")

Supplement Dated April 3, 2020
to the Class F Shares Prospectus, Class I Shares Prospectus, and Class Y Shares Prospectus, each dated January 31, 2020, as restated March 18, 2020 and amended March 30, 2020 (the "Prospectuses") and Statement of Additional Information ("SAI"), dated January 31, 2020, as amended March 30, 2020

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Effective immediately, AQR Capital Management, LLC no longer serves as a sub-adviser to the Fund. As such, all references to AQR Capital Management, LLC are hereby deleted from the Prospectuses and SAI.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1268 (04/20)